UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2013

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On May 3, 2013, American International Group, Inc. (“AIG”) entered into a Distribution Agreement (the “Distribution Agreement”) with AIG Global Capital Markets Securities, LLC, ANZ Securities, Inc., Barclays Capital Inc., Bank of New York Mellon Capital Markets, LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., ING Financial Markets LLC, J.P. Morgan Securities LLC, Lloyds Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc., Morgan Stanley & Co LLC, nabSecurities, LLC, Natixis Securities Americas LLC, Nomura Securities International, Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, RBS Securities Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., SG Americas Securities, LLC, SMBC Nikko Capital Markets Limited, Standard Chartered Bank, UBS Securities LLC, UniCredit Capital Markets LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC (together, the “Agents”), relating to the issuance and sale from time to time of up to $1,000,000,000 aggregate principal amount, or the equivalent thereof in one or more foreign or composite currencies or currency units, of AIG’s Medium-Term Notes, Series H.

A copy of the Distribution Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. By way of this Current Report on Form 8-K, the exhibits filed herewith are incorporated by reference as exhibits to AIG’s Registration Statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (File No. 333-182469).

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Distribution Agreement, dated May 3, 2013, between AIG and the Agents.

4.1	Form of Fixed Rate Medium-Term Note, Series H.

4.2	Form of Floating Rate Medium-Term Note, Series H.

4.3	Form of Master Medium-Term Note, Series H.

8.1	Opinion of Sullivan & Cromwell LLP, dated May 3, 2013.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: May 3, 2013	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Distribution Agreement, dated May 3, 2013, between AIG and the Agents.

4.1	Form of Fixed Rate Medium-Term Note, Series H.

4.2	Form of Floating Rate Medium-Term Note, Series H.

4.3	Form of Master Medium-Term Note, Series H.

8.1	Opinion of Sullivan & Cromwell LLP, dated May 3, 2013.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).